Exhibit 32.2




               Certification Pursuant to 18 U.S.C. Section 1350,
                            As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the report of Poster Financial Group, Inc., (the "Company") on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dawn M. Prendes, as Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:


          3. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  May 16, 2005                             /s/ Dawn Prendes
                                                --------------------------------
                                                Dawn Prendes
                                                Senior Vice President and
                                                Chief Financial Officer